UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2015

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                           Bankruptcy or Receivership.

As previously disclosed, on November 3, 2014, UniTek Global Services, Inc. (the “Company”) and certain of its affiliates (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).  The Chapter 11 cases are being jointly administered under the caption In re UniTek Global Services, Inc., a Delaware Corporation, et al., Case No. 14-12471.

On January 5, 2015 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Joint Prepackaged Plan of Reorganization of UniTek Global Services, Inc., and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, which was originally filed with the Bankruptcy Court on November 3, 2014 (as so amended and supplemented, the “Plan”).  A copy of the Confirmation Order, which includes the Plan, is filed as Exhibit 2.1 hereto and is incorporated herein by reference. On January 6, 2015, the Company issued a press release announcing the entry of the Confirmation Order by the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Debtors plan to emerge from Chapter 11 after satisfying the remaining conditions to effectiveness contemplated under the Plan (the date that all conditions to the effectiveness of the Plan have been satisfied or waived, the “Effective Date”).

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation, implementation and effectiveness of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

The Plan contemplates that:

•                  the Senior ABL Facility Claims shall be Allowed in the aggregate principal amount of $38,730,607.00, plus any accrued but unpaid interest and certain fees, costs and other expenses, and upon the Effective Date, each holder of Allowed Senior ABL Facility Claims shall receive its Pro Rata share of:  (i) Tranche B New First Lien Debt in a face amount equal to:  (a) the total amount of Allowed Senior ABL Facility Claims, multiplied by (b) the First Lien Rollover Ratio; and (ii) New UniTek Debt in a face amount equal to:  (a) the total amount of Allowed Senior ABL Facility Claims, multiplied by (b) the UniTek Rollover Ratio;

•                  the Junior ABL Facility Claims shall be Allowed in the aggregate principal amount of $8,749,267.00, plus any accrued but unpaid interest and certain fees, costs and other expenses, and upon the Effective Date, each holder of Allowed Junior ABL Facility Claims shall receive its Pro Rata share of:  (i) Tranche B New First Lien Debt in a face amount equal to:  (a) the total amount of Allowed Junior ABL Facility Claims, multiplied by (b) the First Lien Rollover Ratio and (ii) New UniTek Debt in a face amount equal to:  (a) the total amount of Allowed Junior ABL Facility Claims, multiplied by (b) the UniTek Rollover Ratio;

•                  the Term Loan Claims shall be Allowed in the aggregate principal amount of $143,252,713.27, plus any accrued but unpaid interest and certain fees, costs and other expenses, and upon the Effective Date, each holder of Allowed Term Loan Claims shall receive its Pro Rata share of:  (i) Tranche B New First Lien Debt in a face amount equal to (a) the total amount of the Allowed Senior ABL Facility Claims, multiplied by (b) the First Lien Rollover Ratio; (ii) New UniTek Debt in a face amount equal to:  (a) the total amount of the Allowed Senior ABL Facility Claims, multiplied by (b) the UniTek Rollover Ratio; and (iii) 100% of the New UniTek Interests; and

•                  General Unsecured Claims (including those held by trade creditors) will continue to be paid in full in the ordinary course of business and in accordance with prior custom and practice, or otherwise paid in full in Cash.

Treatment of Executory Contracts

The Plan provides that all of the Debtors’ Executory Contracts or Unexpired Leases shall be deemed assumed, or assumed and assigned, as applicable, as of the Effective Date, subject to specific exceptions.

Any monetary defaults under each Executory Contract and Unexpired Lease to be assumed, or assumed and assigned, as applicable, pursuant to the Plan shall be satisfied by payment of the default amount in cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree.  In the event of a dispute regarding matters pertaining to assumption, the cure payments shall be made following the entry of a final order or orders resolving the dispute and approving the assumption, or assumption and assignment, as applicable, or by mutual agreement between the Debtors and the applicable counterparty.

Contracts and Leases Entered Into After the Petition Date

Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor (or assumed and assigned to another Debtor or to New UniTek Services Co.), will be performed by the applicable Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business.

Insurance

All of the Debtors’ insurance policies and any agreements, documents, or instruments relating thereto, are treated as and deemed to be Executory Contracts under the Plan.  On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents, and instruments related thereto.

Management Incentive Plan

The Plan also provides for a management equity incentive plan, which the Reorganized Debtors will implement following the Effective Date and which shall reserve up to 10% of the fully diluted New UniTek Interests, or the non-equity equivalent thereof, to be reserved for distribution to officers, directors and employees of the Reorganized Debtors, on terms to be determined by the New UniTek Board.

Composition of New Board of Directors after the Effective Date

Under the Plan, as of the Effective Date, the New UniTek Board is expected to be composed of seven members, consisting of Robert E. Davis, Michael B. Kaplan, John R. Kline, Robert A. Hamwee, Robert Warshauer, Keith A. Maib and the Chief Executive Officer of Reorganized UniTek.

Separation of Businesses Transactions

The Plan provides that the New Corporate Governance Documents shall contain provisions with respect to the corporate governance of the Reorganized DirectSAT Entities (including New UniTek Services Co.) and non-consolidation provisions separating the DirectSAT Business from the Other Business, which provisions shall be reasonably acceptable to the ABL Facility Agent and the Required Term Loan Consenting Lenders.

Sources of Funds; Exit Facility

The Plan is to be funded with cash on hand (including cash from operations) and proceeds of a new first lien debt facility to be entered into by the reorganized Debtors on the Effective Date.

Securities to be Issued under the Plan

On the Effective Date, all of the Company’s existing equity securities, including its existing common stock, will be cancelled.  Holders of the Term Loan Claims will receive their Pro Rata shares of the New UniTek Interests, including new common and preferred stock.

Releases

Except as otherwise provided in the Plan, or in any contract, instrument or other agreement or document created pursuant to the Plan, the distributions, rights and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against, and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services performed by employees of the Debtors before the Effective Date and that arise from a termination of employment, any contingent or non contingent liability on account of representations or warranties issued on or before the Effective Date.

Except as otherwise provided in the Plan or in any contract, instrument, release, or other agreement or document created pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, all mortgages, deeds of trust, liens, pledges or other security interests against any property of the estates will be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, liens, pledges or other security interests will revert to the reorganized Debtors and their successors and assigns.

Except as otherwise specifically provided in the Plan, on and after the Effective Date, the Debtors, the reorganized Debtors and the estates will be deemed to have expressly, unconditionally, irrevocably, generally, and individually and collectively released, acquitted, and discharged from any and all actions, claims, interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, including any derivative claims asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity, contract, tort, or otherwise, by statute or otherwise, the Debtors, the Reorganized Debtors, the Term Loan Consenting Lenders, the DIP Facility Agent, the DIP Facility Lenders, the ABL Facility Agent, the ABL Facility Consenting Lenders, the Term Loan Agent, and each such entity’s predecessors, successors and assigns, and Affiliates and its and their subsidiaries, managed accounts, funds, and current (as of the Effective Date) officers, directors, principals, members, limited partners, general partners, shareholders, employees, agents (other than third-party vendors performing services for the Debtors), financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors, advisory board members and other professionals, and each such Person’s respective heirs, executors, estates, servants and nominees.

Except as otherwise specifically provided in the Plan, on the Effective Date, each holder of a claim or an interest in the Debtors, other than a holder of a claim or interest that has voted to reject the Plan, will be deemed to have released and discharged the Debtors, the reorganized Debtors and various other parties and their officers, directors, principals, members, limited partners, general partners, shareholders, employees, agents (other than third-party vendors performing services for the Debtors), financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors, advisory board members and other professionals, and each such Person’s respective heirs, executors, estates, servants and nominees, from any and all actions, claims, interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, including any derivative claims asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, matured or unmatured, existing or hereafter arising, in law, equity, contract, tort, by statute or otherwise, that such Releasing Party (whether individually or collectively) ever had, now has, or hereafter can, shall, or may have, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, (including the Separation of Businesses Transactions), the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests before or during the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan Support Agreement, the Plan, the Plan Supplement, the Restructuring Transactions, the Disclosure Statement, any forbearance agreement, or related agreements, instruments, or other documents, or any other act or omission, transaction, transfer, agreement, event, or other occurrence relating to the Debtors, taking place on or before the Effective Date of the Plan, including any Released Claims, other than with respect to Claims or liabilities arising out of or relating to any act or omission of such Released Party unknown to the Releasing Party as of the Petition Date that constitute gross negligence, willful misconduct, or actual fraud, in each case, as determined by Final Order of a court of competent jurisdiction.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2014 filed with the Securities and Exchange Commission on May 15, 2014.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Title

2.1

Confirmation Order dated January 5, 2015, including Joint Prepackaged Plan of Reorganization of UniTek Global Services, Inc., and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, as confirmed by the Bankruptcy Court on January 5, 2015.

99.1	Press Release of UniTek Global Services, Inc., dated January 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: January 9, 2015	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Exhibit Title

2.1

Confirmation Order dated January 5, 2015, including Joint Prepackaged Plan of Reorganization of UniTek Global Services, Inc., and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, as confirmed by the Bankruptcy Court on January 5, 2015.

99.1	Press Release of UniTek Global Services, Inc., dated January 6, 2015.